EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

QUEST MANAGEMENT INC.

The undersigned (the “Subscriber”) hereby irrevocably subscribes for that number of shares of common stock (the “Shares”) of QUEST MANAGEMENT INC, a Nevada corporation (the “Company”), set forth below, upon and subject to the terms and conditions set forth in the Company’s Prospectus dated _______, 20__, which has been delivered to the undersigned with this Subscription Agreement is attached and which the Subscriber acknowledges as having received and read.

Total number of shares subscribed for at US $0.04 per share: ________________ shares.

Amount paid with this Subscription Agreement at a price of US $0.04 per Share: US $__________________.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of _____________, 20___.

Signature:

Print Name as it should appear on the Certificate:

Address:

If Joint Ownership, check one (all parties must sign above):

☐ Joint Tenants with Right of Survivorship

☐ Tenants in Common

☐ Community Property

If Fiduciary or Business Entity check one:

☐ Trust	Authorized Person _________________________________	Capacity ____________________________________

☐ Estate	Authorized Person _________________________________	Capacity ____________________________________

☐ Corporation	Authorized Person _________________________________	Capacity ____________________________________

☐ Limited Liability Company	Authorized Person _________________________________	Capacity ____________________________________

☐ Partnership	Authorized Person _________________________________	Capacity ____________________________________

☐ Other________________(Describe)	Authorized Person _________________________________	Capacity ____________________________________

Check, money order or bank draft shall be made payable to Quest Management Inc.

1

ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of Quest Management Inc. this_____day of _____________, 20__.

Quest Management Inc.

By:
Name:	Dmitrij Ozolins
Title:	President